SUP-0110-0719

AB FIXED-INCOME SHARES, INC.

-AB Government Money Market Portfolio

Supplement dated July 17, 2019 to the Prospectus and Summary Prospectus dated August 31, 2018 (the “Prospectuses”) of AB Government Money Market Portfolio (the “Portfolio”).

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Under “Purchase and Sale of Portfolio Shares – Purchase Minimums”, replace the last row in the chart with the following:

Institutional Class (only available to institutional investors)	$20,000,000	None

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Under “Investing in the Portfolio – Institutional Class Shares – Minimum Investments”, replace the first two paragraphs with the following:

Institutional Class shares are available to institutional investors. The minimum initial investment for Institutional Class shares in the Portfolio is $20,000,000 (“Minimum Investment”). There is no minimum amount for subsequent investments although the Portfolio reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Portfolio requests that a client confirm to the Adviser that the client intends to invest at least $20,000,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client’s shares.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0110-0719